                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 AMENDMENT NO. 1


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                SEPTEMBER 1, 1999


                           CLARK/BARDES HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


     DELAWARE                     000-24769                  52-2103926
  (State or other                (Commission               (IRS employer
  jurisdiction of                 file number)            identification no.)
 incorporation or
   organization)



                      102 S. WYNSTONE PARK DRIVE, SUITE 200
                           NORTH BARRINGTON, IL 60010
              (Address and zip code of principal executive offices)

               Registrant's telephone number, including area code:
                                 (847) 304-5800

On September 16, 1999, Clark/Bardes Holdings, Inc. ("CBH") filed with the SEC a current Report on Form 8-K reporting, among other things, the acquisition of The Wamberg Organization, Inc. and Wamberg Financial Corporation on September 1, 1999. CBH indicated in such report that it would file certain audited financial information by amendment, as permitted under Form 8-K, Item 7. The purpose of this amendment is to include such audited financial information.

ITEM 7.  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (a)      FINANCIAL STATEMENT OF BUSINESS ACQUIRED

                           The Independent Auditor's Reports and the following audited financial statements of The Wamberg Organization and Wamberg Financial Corporation are included herein:

                           (i)      Independent Auditor's Reports;

                           (ii)     Balance Sheets as of December 31, 1998
                                    and 1997;

                           (iii) Statements of Income (Loss) and Retained Earnings (Accumulated Deficit) for the years ended December 31, 1998, and 1997;

                           (iv) Statements of Cash Flows for the years ended December 31, 1998, and 1997; and

                           (v)      Notes to Financial Statements.

                           The required unaudited financial statements of The Wamberg Organization and Wamberg Financial Corporation were filed with the SEC on September 16, 1999 as part of the Form 8-K.

                  (b)      PRO FORMA FINANCIAL INFORMATION

                           The required unaudited pro forma financial statements of CBH and Wamberg Financial Corporation were filed with the SEC on September 16, 1999 as part of the Form 8-K.

                  (c)      EXHIBITS

                           The following Exhibits are filed herewith:

                           23.1     Consent of Independent Public Accountants.

                           23.2     Consent of Independent Public Accountants.

                           23.3     Consent of Independent Public Accountants.

                          INDEPENDENT AUDITOR'S REPORT




Board of Directors
The Wamberg Organization, Inc.
North Barrington, Illinois


We have audited the accompanying balance sheet of THE WAMBERG ORGANIZATION, INC. as of December 31, 1998, and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of THE WAMBERG ORGANIZATION, INC. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Blackman Kallick Bartelstein, LLP



January 29, 1999

                          INDEPENDENT AUDITOR'S REPORT


Board of Directors
The Wamberg Organization, Inc.
North Barrington, Illinois


We have audited the accompanying balance sheet of THE WAMBERG ORGANIZATION, INC. as of December 31, 1997, and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of THE WAMBERG ORGANIZATION, INC. as of December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




/s/ Blackman Kallick Bartelstein, LLP



August 12, 1999

                          INDEPENDENT AUDITOR'S REPORT




Board of Directors
Wamberg Financial Corporation
North Barrington, Illinois


We have audited the accompanying balance sheets of WAMBERG FINANCIAL CORPORATION as of December 31, 1998 and 1997, and the related statements of income (loss) and accumulated deficit and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WAMBERG FINANCIAL CORPORATION as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.




/s/ Blackman Kallick Bartelstein, LLP



August 24, 1999

                         THE WAMBERG ORGANIZATION, INC.

                                  Balance Sheet

                                December 31, 1998



                             ASSETS (Notes 5 and 7)
CURRENT ASSETS
     Cash and cash equivalents (Notes 1 and 3)                                                 $       329,179
     Receivables
         Clients                                                                                     3,190,349
         Employees                                                                                      14,203
     Prepaid expenses and deposits                                                                      54,150
                                                                                               ---------------

                  Total Current Assets                                                               3,587,881

PROPERTY AND EQUIPMENT (Net of accumulated
depreciation and amortization) (Notes 1 and 4)                                                         335,127
                                                                                               ---------------

                                                                                               $     3,923,008
                                                                                               ===============

                                LIABILITIES AND STOCKHOLDER'S EQUITY


CURRENT LIABILITIES
     Checks issued in excess of funds on deposit                                               $     1,586,342
     Accounts payable                                                                                  402,786
     Accrued income taxes                                                                               61,200
     Other accrued expenses                                                                             60,213
                                                                                               ---------------

                  Total Liabilities                                                            $     2,110,541
                                                                                               ===============

STOCKHOLDER'S EQUITY
     Common stock - $.01 par value; authorized -
     100,000 shares; issued - 100 shares                                                                     1
     Additional paid-in capital                                                                            999
     Retained earnings                                                                               1,811,467
                                                                                               ---------------

                  Total Stockholder's Equity                                                         1,812,467
                                                                                               ---------------
                                                                                               $     3,923,008
                                                                                               ===============


    The accompanying notes are an integral part of the financial statements.

                         THE WAMBERG ORGANIZATION, INC.

                    Statement of Income and Retained Earnings

                          Year Ended December 31, 1998


                                                                                                          % of
                                                                                  Amount                 Revenue
                                                                            -----------------       -------------

REVENUE (Note 6)                                                            $       9,537,755             100.00%
                                                                            -----------------       -------------

OPERATING EXPENSES
     Selling                                                                        1,676,806              17.58
     General and administrative                                                     3,787,004              39.71
                                                                             ----------------        -----------

                  Total Operating Expenses                                          5,463,810              57.29
                                                                             ----------------        -----------

INCOME FROM OPERATIONS                                                              4,073,945              42.71
                                                                             ----------------        -----------
OTHER EXPENSE (INCOME)
     Interest expense                                                                   3,320                .03
     Interest Income                                                                  (16,935)              (.17)
                                                                             ----------------        -----------

                  Total Other Income, Net                                             (13,615)              (.14)
                                                                             ----------------        -----------

INCOME BEFORE INCOME TAXES                                                          4,087,560              42.86

INCOME TAXES                                                                           87,859                .92
                                                                             ----------------        -----------

NET INCOME                                                                          3,999,701              41.94%
                                                                                                     ===========

RETAINED EARNINGS, BEGINNING OF YEAR                                                3,519,901

LESS DIVIDENDS DECLARED                                                            (5,708,135)
                                                                             ----------------
RETAINED EARNINGS, END OF YEAR                                               $      1,811,467
                                                                             ================



    The accompanying notes are an integral part of the financial statements.

                         THE WAMBERG ORGANIZATION, INC.

                             Statement of Cash Flows

                          Year Ended December 31, 1998

CASH FLOWS FROM OPERATING ACTIVITIES
     Net income                                                                                $ 3,999,701
                                                                                               -----------
     Adjustments to reconcile net income to net
       cash provided by operating activities
         Depreciation and amortization                                                              66,292
         Gain on sale of assets                                                                     44,247
         (Increase) decrease in
              Accounts receivable                                                                1,514,031
              Prepaid expenses and deposits                                                        (21,143)
         Increase (decrease) in
              Accounts payable                                                                    (802,179)
              Accrued expenses                                                                      72,915
                                                                                               -----------
                  Total Adjustments                                                                874,163
                                                                                               -----------
                  Net Cash Provided by Operating Activities                                      4,873,864
                                                                                               -----------

NET CASH USED IN INVESTING ACTIVITIES - Capital expenditures                                      (250,338)
                                                                                               -----------

CASH FLOWS FROM FINANCING ACTIVITIES
     Checks issued in excess of funds on deposit                                                 1,104,317
     Payments of dividends                                                                      (5,708,135)
                                                                                               -----------
                  Net Cash Used in Financing Activities                                         (4,603,818)
                                                                                               -----------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                                           19,708

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                                       309,471
                                                                                               -----------

CASH AND CASH EQUIVALENTS, END OF YEAR                                                         $   329,179
                                                                                               ===========


    The accompanying notes are an integral part of the financial statements.

                         THE WAMBERG ORGANIZATION, INC.

                          Notes to Financial Statements

                          Year Ended December 31, 1998


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash Equivalents

For purposes of the statement of cash flows, the company considers certificates of deposit to be cash equivalents.

Depreciation and Amortization

The company's policy is to depreciate the cost of property and equipment over their estimated useful lives as defined under tax guidelines. As a result, straight-line and accelerated methods are used according to the following tabulation:

                                             Years             Method
                                            ------             ------
Equipment                                      5       200% declining balance
Computer equipment                             5       200% declining balance
Computer software                              5       Straight-line
Transportation equipment                       5       200% declining balance
Furniture and fixtures                         7       200% declining balance
Leasehold improvements                        39       Straight-line


Income Taxes

The company has elected to be taxed as an S corporation under provisions of the Internal Revenue Code. Accordingly, the accompanying financial statements do not reflect income taxes, except for state replacement tax.

Management Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                         THE WAMBERG ORGANIZATION, INC.

                          Notes to Financial Statements

                          Year Ended December 31, 1998


NOTE 2 - INDUSTRY OPERATIONS

The company markets and sells bank and corporate owned life insurance to business entities primarily throughout the United States. The company receives its commissions from the insurance companies, which provide the benefit plans to the company's clients. Commission payments are structured so that the company generally receives a higher percentage of the premiums in the first year.

NOTE 3 - CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of the following:


    Cash                                        $         4,953
    Certificates of deposit                             324,226
                                                ---------------
                                                $       329,179
                                                ===============


The company maintains its cash and cash equivalents in bank deposit accounts which, at times, may exceed federally insured limits. The company has not experienced any losses in such accounts. The company believes it is not exposed to any significant credit risk on cash and cash equivalents.

NOTE 4 - PROPERTY AND EQUIPMENT

As of December 31, 1998, property and equipment were composed of the following:

 Equipment                                     $        46,244
 Computer equipment                                     97,536
 Computer software                                       8,642
 Furniture and fixtures                                365,783
 Leasehold improvements                                 77,841
 Transportation equipment                               85,145
                                               ---------------
                                                       681,191
 Accumulated depreciation
    and amortization                                  (346,064)
                                               ---------------
                                               $       335,127
                                               ===============

                         THE WAMBERG ORGANIZATION, INC.

                          Notes to Financial Statements

                          Year Ended December 31, 1998



NOTE 5 - OPERATING LEASES

The company has entered into leases for its office facilities, automobiles, an airplane and certain equipment. The airplane is leased from an entity that is 100% owned by the stockholder of the Wamberg Organization.

Net rental expense for all operating leases for the year ended December 31, 1998 was approximately $240,600, of which $168,000 was for the airplane lease.

The following is a schedule by year of future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year, as of December 31, 1998:


 Year Ending December 31:
                   1999                                        $        244,807
                   2000                                                  86,087
                   2001                                                  37,819
                   2002                                                  34,951
                   2003                                                  13,283
                                                               ----------------
 Total Future Minimum Rental Payments Required                 $        416,947
                                                               ================

The office facilities, the airplane and certain equipment leases require the company to pay its pro rata share of operating or maintenance costs. It is anticipated that the airplane lease, which expires in 2000, will be renewed under the same or similar terms. The scheduled future minimum rental payments included above for the airplane lease are $168,000 and $28,000 for the years ending December 31, 1999 and 2000, respectively.

NOTE 6 - RELATED PARTY

The stockholder of the company owns approximately 23.4% of a plan administrator. For the year ended December 31, 1998, the company received $1,893,626 in revenues through this administrator. The company also received $100,000 from the administrator as reimbursement for certain expenses for the year ended December 31, 1998.

See additional related party disclosures in Notes 5, 7 and 8.

                         THE WAMBERG ORGANIZATION, INC.

                          Notes to Financial Statements

                          Year Ended December 31, 1998



NOTE 7 - CONTINGENCIES

The company has jointly and severally guaranteed loans by Community Bank of Oak Park River Forest to the sole stockholder of the company in the amounts of $3,000,000, $3,800,000 and $750,000 as of December 31, 1998. The proceeds of the loans were used to purchase additional stock in a related company and to purchase land and building. As of December 31, 1998, the outstanding balances of these loans were $1,950,000, $3,800,000 and $750,000, respectively. These loans are secured by substantially all assets of the company, including commissions and fees receivable.

Additionally, the company is required to maintain on deposit with Community Bank of Oak Park River Forest a certificate of deposit greater than or equal to $300,000 as collateral on behalf of the stockholder. See Note 3.

NOTE 8 - SUBSEQUENT EVENTS

In January of 1999, the company received payment from the plan administrator, which is approximately 23.4% owned by the stockholder of the company, in the amount of $7,400,000. This payment was in exchange for 19% of 10 years of gross future renewal commission and fee revenue of in-force or existing business as of June 30, 1998. The 10-year period began upon consummation of the transaction through payment by the plan administrator.

NOTE 9 - YEAR 2000 ISSUE (UNAUDITED)

The year 2000 (Y2K) issue is the result of computer programs using a two-digit format, as opposed to four digits, to indicate the year. Such computer systems will be unable to interpret dates beyond 1999, which would cause a system failure or application efforts, leading to disruptions in operations. The company has done an internal review of its systems to determine major areas of exposure to Y2K issues. The nature of the company's operations, sales of an intangible product, does not create vendor or supplier dependencies, which would require an external review of such to determine Y2K exposure. The company believes that the majority of its systems are Y2K-compliant and that those areas of uncertainty will be resolved prior to the year 2000.

                         THE WAMBERG ORGANIZATION, INC.

                                  Balance Sheet

                                December 31, 1997


                             ASSETS (Notes 5 and 7)


CURRENT ASSETS
     Cash and cash equivalents (Notes 1 and 3)                                                 $       309,471
     Receivables
         Clients                                                                                     4,694,006
         Employees                                                                                      24,577
     Prepaid expenses and deposits                                                                      33,007
                                                                                               ---------------
                  Total Current Assets                                                               5,061,061

PROPERTY AND EQUIPMENT (Net of accumulated
  depreciation and amortization) (Notes 1 and 4)                                                       195,328
                                                                                               ---------------

                                                                                               $     5,256,389
                                                                                               ===============

                                LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
     Checks issued in excess of funds on deposit                                               $       482,025
     Accounts payable                                                                                1,204,965
     Other accrued expenses                                                                             48,498
                                                                                               ---------------

                  Total Liabilities                                                                  1,735,488
                                                                                               ---------------

STOCKHOLDER'S EQUITY
     Common stock - $.01 par value; authorized -
       100,000 shares; issued - 100 shares                                                                   1
     Additional paid-in capital                                                                            999
     Retained earnings                                                                               3,519,901
                                                                                               ---------------

                  Total Stockholder's Equity                                                         3,520,901
                                                                                               ---------------
                                                                                               $     5,256,389
                                                                                               ===============


    The accompanying notes are an integral part of the financial statements.

                         THE WAMBERG ORGANIZATION, INC.

                    Statement of Income and Retained Earnings

                          Year Ended December 31, 1997


                                                                                                          % of
                                                                                  Amount                 Revenue
                                                                            -----------------       -------------
REVENUE (Note 6)                                                            $       8,232,720             100.00%
                                                                            -----------------       -------------

OPERATING EXPENSES
     Selling                                                                        2,077,985              25.24
     General and administrative                                                     3,101,979              37.68
                                                                            -----------------       ------------

                  Total Operating Expenses                                          5,179,964              62.92
                                                                            -----------------       ------------

INCOME FROM OPERATIONS                                                              3,052,756              37.08
                                                                            -----------------       ------------
OTHER INCOME (EXPENSE)
     Interest expense                                                                  (9,657)              (.12)
     Interest income                                                                   11,968                .15
                                                                            -----------------       ------------

                  Total Other Income, Net                                               2,311                .03
                                                                            -----------------       ------------

INCOME BEFORE INCOME TAXES                                                          3,055,067              37.11

INCOME TAXES                                                                            7,104                .09
                                                                            -----------------       ------------

NET INCOME                                                                          3,047,963              37.02%
                                                                                                    =============

RETAINED EARNINGS, BEGINNING OF YEAR                                                  868,064

LESS DIVIDENDS DECLARED (Note 9)                                                     (396,126)
                                                                            -----------------

RETAINED EARNINGS, END OF YEAR                                              $       3,519,901
                                                                            =================



    The accompanying notes are an integral part of the financial statements.

                         THE WAMBERG ORGANIZATION, INC.

                             Statement of Cash Flows

                          Year Ended December 31, 1997

CASH FLOWS FROM OPERATING ACTIVITIES
     Net income                                                                                $     3,047,963
                                                                                               ---------------
     Adjustments to reconcile net income to net
       cash provided by operating activities
         Depreciation and amortization                                                                  69,328
         (Increase) decrease in
              Accounts receivable                                                                   (3,442,319)
              Prepaid expenses and deposits                                                             32,225
         Increase (decrease) in
              Accounts payable                                                                         892,102
              Accrued expenses                                                                          (1,427)
                                                                                               ---------------

                  Total Adjustments                                                                 (2,450,091)
                                                                                               ---------------

                  Net Cash Provided by Operating Activities                                            597,872
                                                                                               ---------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Net repayments from stockholders                                                                  409,646
     Capital expenditures                                                                              (95,913)
                                                                                               ---------------
CASH FLOWS FROM FINANCING ACTIVITIES
     Checks issued in excess of funds on deposit                                                       297,866
     Net repayments under line of credit                                                              (900,000)
                                                                                               ---------------
                  Net Cash Used in Financing Activities                                               (602,134)
                                                                                               ---------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                                              309,471

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                                                 -
                                                                                               ---------------

CASH AND CASH EQUIVALENTS, END OF YEAR                                                         $       309,471
                                                                                               ===============



    The accompanying notes are an integral part of the financial statements.

                         THE WAMBERG ORGANIZATION, INC.

                          Notes to Financial Statements

                          Year Ended December 31, 1997



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash Equivalents

For purposes of the statement of cash flows, the company considers certificates of deposit to be cash equivalents.

Depreciation and Amortization

The company's policy is to depreciate the cost of property and equipment over their estimated useful lives as defined under tax guidelines. As a result, straight-line and accelerated methods are used according to the following tabulation:


                                             Years            Method
                                             -----            ------
Equipment                                      5       200% declining balance
Computer equipment                             5       200% declining balance
Computer software                              5       Straight-line
Transportation equipment                       5       200% declining balance
Furniture and fixtures                         7       200% declining balance
Leasehold improvements                        39       Straight-line



Income Taxes

The company has elected to be taxed as an S corporation under provisions of the Internal Revenue Code. Accordingly, the accompanying financial statements do not reflect income taxes, except for state replacement tax.

Management Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                         THE WAMBERG ORGANIZATION, INC.

                             Statement of Cash Flows

                          Year Ended December 31, 1997



NOTE 2 - INDUSTRY OPERATIONS

The company markets and sells bank and corporate owned life insurance to business entities primarily throughout the United States. The company receives its commissions from the insurance companies, which provide the benefit plans to the company's clients. Commission payments are structured so that the company generally receives a higher percentage of the premiums in the first year.

NOTE 3 - CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of the following:

 Cash                                        $           500
 Certificates of deposit                             308,971
                                             ---------------
                                             $       309,471
                                             ===============

The company maintains its cash and cash equivalents in bank deposit accounts which, at times, may exceed federally insured limits. The company has not experienced any losses in such accounts. The company believes it is not exposed to any significant credit risk on cash and cash equivalents.

NOTE 4 - PROPERTY AND EQUIPMENT

As of December 31, 1997, property and equipment were composed of the following:

      Equipment                                     $        39,087
      Computer equipment                                    216,935
      Computer software                                       3,874
      Transportation equipment                               85,145
      Furniture and fixtures                                270,268
      Leasehold improvements                                 34,126
                                                    ---------------
                                                            649,435
      Accumulated depreciation and
        amortization                                       (454,107)
                                                    ---------------
                                                    $       195,328
                                                    ===============

                         THE WAMBERG ORGANIZATION, INC.

                             Statement of Cash Flows

                          Year Ended December 31, 1997


NOTE 5 - OPERATING LEASES

The company has entered into leases for its office facilities, automobiles, an airplane and certain equipment. The airplane is leased from an entity that is 100% owned by the stockholder of the Wamberg Organization.

Net rental expense for all operating leases for the year ended December 31, 1997 was approximately $202,000, of which $168,000 was for the airplane lease. In addition, the company paid for the operating expenses of the airplane, which totaled $421,600 in 1997.

The following is a schedule by year of future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year, as of December 31, 1997:

 Year Ending December 31:
                           1998                   $        217,517
                           1999                            207,025
                           2000                             48,304
                           2001                              1,452
                                                  ----------------
 Total Future Minimum Rental Payments Required    $        474,298
                                                  ================

The office facilities and certain equipment leases also require the company to pay its pro rata share of operating or maintenance costs. The scheduled future minimum rental payments included above for the airplane lease are $168,000, $168,000 and $28,000 for the years ending December 31, 1998, 1999 and 2000, respectively.

NOTE 6 - RELATED PARTY

The stockholder of the company owned approximately 60% (as of December 31, 1997) of a firm, Clark/Bardes Holdings, Inc. (CBH), that provides a variety of compensation and benefit services to U.S. corporations, banks, healthcare and not-for-profit organizations, including the evaluation, design, marketing, funding and administration of compensation and benefit programs for -executives and other employed professionals. For the year ended December 31, 1997, the company received $1,492,481 in revenues through CBH. The stockholder's interest in CBH was subsequently reduced to 23.4%.

See additional related party disclosures in Notes 5, 7, 8 and 9.

                         THE WAMBERG ORGANIZATION, INC.

                             Statement of Cash Flows

                          Year Ended December 31, 1997


NOTE 7 - CONTINGENCIES

The company has jointly and severally guaranteed loans by Community Bank of Oak Park River Forest to the sole stockholder of the company in the amount of $3,000,000, as of December 3 1, 1997. The proceeds of the loan were used to purchase additional stock in a related company. The outstanding balance on this loan was $2,600,000 as of December 31, 1997.

These loans are secured by substantially all assets of the company, including commissions and fees receivable.

Additionally, the company is required to maintain on deposit with Community Bank of Oak Park River Forest a certificate of deposit greater than or equal to $300,000 as collateral on behalf of the stockholder. See Note 3.

NOTE 8 - SUBSEQUENT-EVENTS

In January of 1999, the company received payment from CBH in the amount of $7,504,000. This payment was in exchange for 27.5% of 10 years of gross future renewal commission and fee revenue of in-force or existing business as of June 30, 1998. The 10-year period began upon consummation of the transaction through payment by CBH.

In August of 1999, the company entered into an agreement to sell the assets and stock of the organization to CBH for $25,850,000. The sale price includes future payments in the aggregate amount of $11,900,000 contingent upon certain operating performance results through the year 2002.

The company also entered into an agreement in August of 1999 to sell the rights to all renewal commissions owing to the company on and after January 1, 2019 to an entity related through common ownership. The purchase price for such sale of renewal commissions is to be determined pursuant to an appraisal to be conducted as mutually agreed upon by the parties.

NOTE 9 - NONCASH FINANCING TRANSACTION

During the year ended December 31, 1997, the company declared dividends of $396,126, in lieu of repayment of a receivable from stockholder.

NOTE 10 - YEAR 2000 ISSUE (UNAUDITED)

The year 2000 (Y2K) issue is the result of computer programs using a two-digit format, as opposed to four digits, to indicate the year. Such computer systems will be unable to interpret

                         THE WAMBERG ORGANIZATION, INC.

                             Statement of Cash Flows

                          Year Ended December 31, 1997


dates beyond 1999, which could cause a system failure or application errors, leading to disruptions in operations. The company has done an internal review of its systems to determine major areas of exposure to Y2K issues. The nature of the company's operations, sales of an intangible product, does not create vendor or supplier dependencies, which would require an external review of such to determine Y2K exposure. The company believes that the majority of its systems are Y2K-compliant and that any Y2K issues encountered will not result in significant costs and/or interruption of business.

                          WAMBERG FINANCIAL CORPORATION

                                 Balance Sheets

                           December 31, 1998 and 1997



                                     ASSETS

                                                                                 1998                    1997
                                                                          -----------------       -----------------
AIRPLANE                                                                  $       1,214,745       $       1,214,745
     Less accumulated depreciation                                                 (219,329)               (118,100)
                                                                          -----------------        ----------------

                  Net Fixed Assets                                                  995,416               1,096,645

OTHER ASSETS                                                                            325                     525
                                                                          -----------------       -----------------

                                                                          $         995,741       $       1,097,170
                                                                          =================       =================


                             LIABILITIES AND STOCKHOLDER'S DEFICIT


CURRENT LIABILITIES
     Checks issued in excess of funds on deposit                          $          65,781       $          67,855
     Accounts payable                                                                 4,358                   8,151
     Long-term debt due within one year (Note 3)                                    102,532                 100,676
                                                                          -----------------       -----------------

                  Total Current Liabilities                                         172,671                 176,682

     LONG-TERM DEBT (Net of portion included in current liabilities)
         (Note 3)                                                                 1,209,668               1,312,200
                                                                          -----------------       -----------------

                  Total Liabilities                                               1,382,339               1,488,882
                                                                          --------------------    -----------------

STOCKHOLDER'S EQUITY (DEFICIT)
     Common stock - No par value; authorized -
     1,000 shares; issued - 100 shares                                              140,000                 140,000
    Accumulated deficit                                                            (526,598)               (531,712)
                                                                          -----------------       -----------------

                  Total Stockholder's Deficit                                      (386,598)               (391,712)
                                                                          -----------------       -----------------

                                                                          $         995,741       $       1,097,170
                                                                          =================       =================



    The accompanying notes are an integral part of the financial statements.

                          WAMBERG FINANCIAL CORPORATION

               Statements of Income (Loss) and Accumulated Deficit

                     Years Ended December 31, 1998 and 1997


                                                                                 1998                     1997
                                                                          --------------------     -------------------
RENTAL INCOME (Note 4)                                                    $         631,190        $         596,825


OPERATING EXPENSES                                                                  514,152                  500,990
                                                                          -----------------        -----------------


INCOME FROM RENTAL ACTIVITY                                                         117,038                   95,835


INTEREST EXPENSE                                                                    111,924                  144,031
                                                                          -----------------        -----------------


NET INCOME (LOSS)                                                                     5,114                  (48,196)


ACCUMULATED DEFICIT, BEGINNING OF YEAR                                             (531,712)                (483,516)
                                                                          -----------------        -----------------


ACCUMULATED DEFICIT, END OF YEAR                                          $        (526,598)       $        (531,712)
                                                                          =================        =================


    The accompanying notes are an integral part of the financial statements.

                          WAMBERG FINANCIAL CORPORATION

                            Statements of Cash Flows

                     Years Ended December 31, 1998 and 1997


                                                                                 1998                    1997
                                                                          -----------------       -----------------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net income (loss)                                                    $           5,114       $         (48,196)
                                                                          -----------------       -----------------
     Adjustments to reconcile net income (loss) to net
       cash provided by operating activities
         Depreciation and amortization                                              101,429                 101,429
         Decrease in accounts payable                                                (3,793)                 (7,843)
                                                                          -----------------       -----------------

                           Total Adjustments                                         97,636                  93,586
                                                                          -----------------       -----------------

                           Net Cash Provided by Operating Activities                102,750                  45,390
                                                                          -----------------       -----------------

NET CASH USED IN INVESTING ACTIVITIES-
   Capital expenditures                                                                   -                 (63,263)
                                                                          -----------------       -----------------

CASH FLOWS FROM FINANCING ACTIVITIES
     (Repayments of) checks issued in excess of funds on deposit                     (2,074)                 67,855
     Principal payments on long-term debt                                          (100,676)                (79,441)
                                                                          -----------------       -----------------

                          Net Cash Used in Financing Activities                    (102,750)                (11,586)
                                                                          -----------------       -----------------

NET DECREASE IN CASH                                                                      -                 (29,459)

CASH, BEGINNING OF YEAR                                                                   -                  29,459
                                                                          -----------------       -----------------
CASH, END OF YEAR                                                         $               -       $               -
                                                                          =================       =================


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
     Cash payments for interest                                           $         111,924       $         144,031
                                                                          =================       =================



    The accompanying notes are an integral part of the financial statements.

                          WAMBERG FINANCIAL CORPORATION

                          Notes to Financial Statements

                     Years Ended December 31, 1998 and 1997


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Depreciation

The company's policy is to depreciate the cost of the airplane over twelve years by use of the straight-line method.

Income Taxes

The company has elected to be taxed as an S corporation under provisions of the Internal Revenue Code. Accordingly, the accompanying financial statements do not reflect income taxes associated with operations, except for state replacement tax.

Management Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - INDUSTRY OPERATIONS

The company is primarily engaged in the rental of its airplane to an entity that is 100% owned by the stockholder of Wamberg Financial Corporation. The related party pays for substantially all of the company's operating costs and maintenance of the airplane as part of the rental agreement.

                         THE WAMBERG ORGANIZATION, INC.

                             Statement of Cash Flows

                          Year Ended December 31, 1997


NOTE 3 - LONG-TERM DEBT


                                                                                       1998                 1999
                                                                                  ----------------     ----------------
Note payable to the stockholder,  payable in an initial monthly  installment of $20,369 of principal and interest,  106 monthly installments of $17,571 of  principal  and  interest  and a  final  installment  of the  remaining principal and interest in 2006;  interest at 2.2% plus the rate listed for
  "1-Month"  Commercial  Paper (5.14% and 5.49% as of December 31,  1998 and
  1997, respectively)                                                              $    1,312,200       $    1,412,876

Less current maturities                                                                  (102,532)            (100,676)
                                                                                   --------------       --------------
                                                                                   $    1,209,668       $    1,312,200
                                                                                   ==============       ==============


The company has guaranteed debt owed to General Electric Capital Corporation (GE Capital) by the stockholder in the amount of $1,375,303 as of December 31, 1998. This subordinate stockholder debt is also collateralized by the company's airplane.

In April of 1999, the company traded in the existing airplane on a new airplane. In conjunction with the trade-in, the existing debt to stockholder was paid off and replaced with a new financing arrangement with Banc One Leasing Corporation. The stockholder in turn, paid off the GE Capital debt and the company guarantee of such debt was removed. This transaction resulted in the recording of a new airplane and debt in the amounts of $3,493,954 and $3,800,000, respectively. The new note is collateralized by the newly purchased airplane and guaranteed by the stockholder of the company. See Note 5.

Maturities on this new long-term debt as of April 1999 are as follows:

Year Ending December 31:

                          1999         $         98,710
                          2000                  156,794
                          2001                  167,928
                          2002                  179,853
                          2003                  192,625
                   Later years                3,004,090
                                       ----------------
                                       $      3,800,000
                                       ================

                         THE WAMBERG ORGANIZATION, INC.

                             Statement of Cash Flows

                          Year Ended December 31, 1997



NOTE 4 - OPERATING LEASES

The scheduled future minimum rental payments to be received under the airplane lease agreement were $168,000 and $28,000 for the years ending December 31, 1999 and 2000, respectively. Operating cost reimbursements included in income as part of this agreement were $453,500 and $421,600 for the years ended December 31, 1998 and 1997, respectively. Base rental receipts were $168,000 in both years.

NOTE 5 - SUBSEQUENT EVENTS

In August of 1999, the stockholder of the company entered into an agreement to sell the stock of the company to Clark/Bardes, Inc. for $50,000. The stockholder of the company owned approximately 23.4% and 60% of Clark/Bardes, Inc. as of December 31, 1998 and 1997, respectively. Upon the sale of the stock of the company, Clark/Bardes, Inc. received consent from BancOne to transfer and become guarantor of the debt as discussed in Note 3.

NOTE 6 - YEAR 2000 ISSUE (UNAUDITED)

The year 2000 (Y2K) issue is the result of computer programs using a two-digit format, as opposed to four digits, to indicate the year. Such computer systems will be unable to interpret dates beyond 1999, which could cause a system failure or application errors, leading to disruptions in operations. The company has done an internal review of its systems to determine major areas of exposure to Y2K issues. The nature of the company's operations, rental of an airplane, does not create vendor or supplier dependencies, which would require an external review of such entities to determine Y2K exposure. The company believes that the majority of its systems are Y2K-compliant and that any Y2K issues encountered will not result in significant costs and/or interruption of business.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               CLARK/BARDES HOLDINGS, INC.


                               /s/ MELVIN G. TODD
                               ------------------------------------------------
                               Melvin G. Todd
                                 President

Date:  October 4, 1999

                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
23.1              Consent of Independent Public Accountants.

23.2              Consent of Independent Public Accountants.

23.3              Consent of Independent Public Accountants.
